Exhibit 99.1

KIDPIK Granted 180-Day Extension to Meet Nasdaq Minimum Bid Price Requirement

NEW YORK, September 21, 2023 / PRNewswire/—Kidpik Corp. (“KIDPIK” or the “Company”), an online clothing subscription-based e-commerce company, today announced that the Company received written notification from the Listing Qualification Department of The Nasdaq Stock Market LLC (“Nasdaq”) granting the Company’s request for a 180-day extension to regain compliance with Nasdaq’s minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2). The Company now has until March 18, 2024 to meet the requirement.

The Company was first notified by Nasdaq of its failure to maintain a minimum bid price of $1.00 per share for 30 consecutive trading days under Nasdaq Listing Rule 5550(a)(2) on March 22, 2023, and was given until September 18, 2023, to regain compliance. At any time during the additional 180-day extension, if the bid price of the Company’s common stock closes at, or above, $1.00 per share for a minimum of ten consecutive business days, the Nasdaq staff will provide the Company with a written confirmation of compliance and the matter will be closed.

The Company will continue to monitor the closing bid price of its Common Stock and will, if necessary, implement a reverse stock split of its outstanding securities, to regain compliance with the Minimum Bid Price Requirement. The stockholders of the Company, at the June 19, 2023, annual meeting of stockholders previously approved an amendment to our Second Amended and Restated Certificate of Incorporation, to effect a reverse stock split of our issued and outstanding shares of our Common Stock, by a ratio of between one-for-five to one-for-twenty.

About Kidpik Corp.

Founded in 2016, KIDPIK (NASDAQ:PIK) is an online clothing subscription box for kids, offering mix & match, expertly styled outfits that are curated based on each member’s style preferences. KIDPIK delivers a surprise box monthly or seasonally, providing an effortless shopping experience for parents and a fun discovery for kids. Each seasonal collection is designed in-house by a team with decades of experience designing childrenswear. KIDPIK combines the expertise of fashion stylists with proprietary data and technology to translate kids’ unique style preferences into surprise boxes of curated outfits. We also sell our branded clothing and footwear through our e-commerce website, shop.kidpik.com. For more information, visit www.kidpik.com.

Forward-Looking Statements

This press release may contain statements that constitute “forward-looking statements” within the federal securities laws, including The Private Securities Litigation Reform Act of 1995, which provide a safe-harbor for forward-looking statements. In particular, when used in the preceding discussion, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements within the meaning of such laws, and are subject to the safe harbor created by such applicable laws. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of KIDPIK to be materially different than those expressed or implied in such statements. The forward-looking statements may include projections and estimates of KIDPIK’s corporate strategies, future operations and plans, including the costs thereof. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including our ability to meet Nasdaq’s minimum bid price requirement; the Company’s stockholders’ equity as of the Company’s next fiscal quarter end; our ability to maintain the listing of our common stock on Nasdaq; our ability to obtain additional funding, the terms of such funding and potential dilution caused thereby; the continuing effect of rising interest rates and inflation on our operations, sales, and market for our products; deterioration of the global economic environment; rising interest rates and inflation and our ability to control our costs, including employee wages and benefits and other operating expenses; our history of losses; our ability to achieve profitability; our ability to execute our growth strategy and scale our operations and risks associated with such growth; our ability to maintain current members and customers and grow our members and customers; risks associated with the effect of global pandemics, and governmental responses thereto on our operations, those of our vendors, our customers and members and the economy in general; risks associated with our supply chain and third-party service providers, interruptions in the supply of raw materials and merchandise; increased costs of raw materials, products and shipping costs due to inflation; disruptions at our warehouse facility and/or of our data or information services, our ability to locate new warehouse and distribution facilities and the lease terms of any such facility; issues affecting our shipping providers; disruptions to the internet; risks that effect our ability to successfully market our products to key demographics; the effect of data security breaches, malicious code and/or hackers; increased competition and our ability to maintain and strengthen our brand name; changes in consumer tastes and preferences and changing fashion trends; material changes and/or terminations of our relationships with key vendors; significant product returns from customers, excess inventory and our ability to manage our inventory; the effect of trade restrictions and tariffs, increased costs associated therewith and/or decreased availability of products; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; certain anti-dilutive, drag-along and tag-along rights which may be deemed to be held by a former minority stockholder; our significant reliance on related party transactions and loans; the fact that our Chief Executive Officer has majority voting control over the Company; if the use of “cookie” tracking technologies is further restricted, regulated, or blocked, or if changes in technology cause cookies to become less reliable or acceptable as a means of tracking consumer behavior; our ability to comply with the covenants of future loan and lending agreements and covenants; our ability to prevent credit card and payment fraud; the risk of unauthorized access to confidential information; our ability to protect our intellectual property and trade secrets, claims from third-parties that we have violated their intellectual property or trade secrets and potential lawsuits in connection therewith; our ability to comply with changing regulations and laws, penalties associated with any non-compliance (inadvertent or otherwise), the effect of new laws or regulations, and our ability to comply with such new laws or regulations; changes in tax rates; our reliance and retention of our current management; the outcome of future lawsuits, litigation, regulatory matters or claims; the fact that we have a limited operating history; the effect of future acquisitions on our operations and expenses; our significant indebtedness; and others that are included from time to time in filings made by KIDPIK with the Securities and Exchange Commission, many of which are beyond our control, including, but not limited to, in the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission, including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2022 and its Quarterly Report on Form 10-Q for the quarter ended July 1, 2023. These reports are available at www.sec.gov and on our website at https://investor.kidpik.com/sec-filings. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on KIDPIK’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. KIDPIK cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws and take no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts

Investor Relations Contact:

ir@kidpik.com

Media:

press@kidpik.com